Exhibit 99.3

PDL BioPharma, Inc.
Q3-2012
November 5, 2012

Following are some of the key points regarding PDL’s third quarter 2012 financial and business results.

Net Income

•	Net income for the third quarter of 2012 was $48.6 million, or $0.32 per diluted share, as compared with net income of $45.9 million, or $0.28 per diluted share, in the same quarter of 2011.

2012 Dividends

•
In January 2012, we declared a regular, quarterly dividend of $0.15 per share of common stock payable on March 14, June 14, September 14 and December 14 to stockholders of record on March 7, June 7, September 7 and December 7.

•	We paid $0.15 per share of common stock, or $21.0 million, on September 14, 2012, to our stockholders of record on September 7, 2012 as part of our regular, quarterly dividend policy for 2012.

Revenue Generating Assets

•	PDL completed a transaction with Wellstat Diagnostics, LLC on November 2, 2012, in which PDL provided $40 million to Wellstat in return for interest and royalties on Wellstat’s diagnostic system.

o
Wellstat was founded by Samuel J. Wohlstadter, the company’s chief executive officer who was also a founder of Amgen, Applied Biosystems, IGEN (a diagnostics system company that was acquired by Roche for approximately $1.4 billion), BioVeris (a diagnostics system company that was also acquired by Roche for approximately $600 million), and Hyperion Catalysis.

o
Wellstat is developing a point of care diagnostic system that utilizes a disposable cartridge system, requires no user intervention, relies on standard blood collection techniques and can achieve results comparable to, or better than, central testing laboratories.

•	PDL completed a transaction with AxoGen, Inc., on October 5, 2012, in which PDL provided $20.8 million to AxoGen in return for royalties on certain AxoGen products.

o	AxoGen is a regenerative medicine company dedicated to advancing the science and commercialization of surgical solutions for peripheral nerve repair.

•	These are PDL’s second and third publicly-announced transactions.

o
On July 10, 2012, PDL entered into a credit agreement with Merus Labs International under which PDL made available up to $55 million to Merus secured by, among other things, its approved drug for overactive bladder.

Non-recourse Notes

•
The final payment was made on our Non-Recourse Note during the third quarter of 2012. This $300 million securitization was entered into in November 2009 and most of the proceeds were paid to shareholders as a special dividend in December 2009.  Approximately 60% of PDL’s Genentech/Roche royalties were obligated to repay this Note.  We anticipate that our free cash flows will increase as a result of retiring this Note.

PDL BioPharma, Inc.
Q3-2012
November 5, 2012

Current Conversion Rates of Convertible Notes

Convertible Notes	Conversion Rate per $1,000 Principal Amount	Approximate Conversion Price Per Common Share	Effective Date	Principal Balance Outstanding

May 2015 Notes 3.75%	145.4893	$6.87	September 5, 2012	$155,250,000
Series 2012 Notes 2.875%	166.264	$6.01	September 5, 2012	$179,000,000
February 2015 Notes 2.875%	166.264	$6.01	September 10, 2012	$1,000,000

•	PDL entered into a bond hedge that effectively increases the conversion price in the May 2015 Notes to $8.09.

PDL BioPharma, Inc.
Q3-2012
November 5, 2012

Updates on Approved Royalty Bearing Products

AvastinTM (bevacizumab):
•
On October 31, 2012, Roche announced that the European Commission has approved Avastin in combination with standard chemotherapy (carboplatin and gemcitabine) as a treatment for women with first recurrence of platinum-sensitive ovarian cancer.

•
On August 10, 2012, Genentech/Roche announced that a Phase 3 trial investigating Avastin plus radiation and chemotherapy in first line treatment of patients with newly diagnosed glioblastoma met its co-primary endpoint of a significant improvement in progression free survival.

o	Data for final overall survival, the other co-primary endpoint, are expected in 2013.

HerceptinTM (trastuzumab):
•	In its October 16, 2012, conference call with the financial community, Roche reported worldwide sales growth of 12% in the first three quarters of 2012.
•
Based on data presented at the European Society of Medical Oncology, neither six month treatment nor two year treatment with Herceptin appears to confer patient benefit beyond the current standard of care of one year treatment.

Lucentis™ (ranibizumab):
•	In its October 16, 2012, call with the financial community, Roche reported that Lucentis US market share declined by 8% in the first three quarters of 2012 with sales in AMD starting to stabilize.
•	On August 10, 2012, FDA approved Lucentis for treatment of diabetic macular edema (DME).
•
Genentech launched Lucentis for DME on August 15, 2012, with a price of $1,170 per 0.3 mg dose equal to the cost of the 0.5 mg dose of Lucentis, which is approved in the U.S. for macular edema secondary to retinal vein occlusion (RVO) and wet age-related macular degeneration (AMD).

•	Lucentis is already approved for this indication in EU.

ActemraTM (tocilizumab):
•	On October 15, 2012, Genentech/Roche announced that the label had been expanded to include patients who had an inadequate response to one or more disease-modifying antirheumatic drugs (DMARDs).

•	In its October 16, 2012, call with the financial community, Roche reported worldwide sales growth of 34% in the first three quarters of 2012.

Perjeta™ (pertuzumab):
•
On June 8, 2012, Genentech and Roche announced the U.S. Food and Drug Administration (FDA) approval of Perjeta in combination with Herceptin and docetaxel for the first line treatment of patients with HER2+ metastatic breast cancer.

•	Price is $5,900 per month.
•	Genentech and Roche have notified PDL of its status as a licensed product.
•	PDL began receiving royalties in 3Q12 based on sales occuring in 2Q12.
•	Royalties will be subject to the tiered system applicable to Avastin, Herceptin, Lucentis and Xolair sales.
•	Genentech and Roche projected peak sales in excess of $1 billion annually for Perjeta.
•	In its October 16, 2012, call with the financial community, Roche reported that Perjeta has a 31% new patient share in first line setting in US.
•
In the adjuvant setting, Phase 2 data showed that patients on Perjeta, Herceptin and docetaxel had a pathologic complete response or pCR of 45.8% compared to 29% for those HER2+ breast cancer patients receiving only Herceptin and docetaxel.

•	Perjeta is currently being studied in Phase 3 in the adjuvant setting.

PDL BioPharma, Inc.
Q3-2012
November 5, 2012

Updates on Select Development Stage Potential Royalty Bearing Products

TDM-1 (trastuzumab emtansine):
•	Genentech/Roche estimate annual peak sales in excess of $1 billion.

•
On June 2, 2012, Roche/Genentech said that the Phase 3 trial  of second line therapy in patients with metastatic HER2+ breast cancer comparing treatment with T-DM1 versus treatment with Tykerb and Xeloda showed:

o	Significant improvement in PFS of 35% (9.6 months v. 6.4 months);

o	One-year survival of 84.7% compared to 77.0%;

o	Response rate of 43.6% compared to 30.8%; and

o	Grade 3 or higher AE’s of 40.8% compared to 57.0%

•	On August 27, 2012, Genentech/Roche announced that it had filed in US for approval as second line therapy in patients with metastatic HER2+ breast cancer.

o	Roche said that it expects to make a similar filing in EU shortly.

•
On October 1, 2012, Genentech/Roche announced that Phase 3 trial of T-DM1 as second line therapy in metastatic HER2+ breast cancer patients comparing treatment with T-DM1 versus treatment with Tykerb and Xeloda reduced the risk of death by 32%, meeting the trial’s coprimary endpoint.

Bapineuzumab:
•	Both US Phase 3 trials in apoE4 and non-apoE4 carrier did not meet the primary co-endpoints of the trials.

o	Further development in mild-to-moderate Alzheimer’s patients has been terminated.

Solanezumab:
•	On August 24, 2012, Lilly announced that both of its Phase 3 trials did not meet the primary endpoints of cognitive and functional benefit.

o
A pre-specified secondary subgroup analysis of the pooled data from both trials showed that solanezumab slowed the cognitive decline in patients with mild disease but not patients with moderate disease.

•
On October 8, 2012, Lilly disclosed that the reduction in cognitive decline was 34% (p=.001) and there was a 17% reduction in functional decline as measured by ADCS-ADL that was not statistically significant (p=.057).

•
On October 8, 2012, researchers at the Alzheimer’s Disease Cooperative Study reported that, based on their independent analysis of the data, there was a statistically significant reduction in cognitive decline as measured by ADAS Cog14 in the mild and moderate patients in the pooled data from both Phase 3 trials.

•	Lilly said that it plans to discuss the data with regulatory authorities, and that its Phase 3 extension study is fully enrolled and on-going.

•	If solanezumab were to receive marketing authorization, PDL would receive a patent royalty of 3% in addition to a 12.5 year know-how royalty of 2% from date of first sale.

PDL BioPharma, Inc.
Q3-2012
November 5, 2012

Forward-looking Statements

This document contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Important factors that could impair the value of the Company's royalty assets, restrict or impede the ability of the Company to invest in new royalty bearing assets and limit the Company's ability to pay dividends are disclosed in the risk factors contained in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, and updated by subsequent Quarterly Reports on Form 10-Q. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

PDL BioPharma, Inc.
Q3-2012
November 5, 2012

Royalty Revenue by Product ($ in 000's) *

Avastin	Q1	Q2	Q3	Q4	Total
2012	23,215	41,670	25,955	-	90,841
2011	22,283	41,967	23,870	22,886	111,006
2010	16,870	44,765	29,989	24,922	116,547
2009	13,605	35,161	21,060	15,141	84,966
2008	9,957	30,480	19,574	12,394	72,405
2007	8,990	21,842	17,478	9,549	57,859
2006	10,438	15,572	15,405	12,536	53,952

Herceptin	Q1	Q2	Q3	Q4	Total
2012	25,702	44,628	30,433	-	100,763
2011	25,089	42,209	31,933	21,812	121,042
2010	23,402	38,555	27,952	25,441	115,350
2009	16,003	32,331	26,830	18,615	93,779
2008	14,092	34,383	28,122	20,282	96,880
2007	19,035	28,188	22,582	14,802	84,608
2006	15,142	19,716	21,557	20,354	76,769

Lucentis	Q1	Q2	Q3	Q4	Total
2012	10,791	27,938	12,552	-	51,280
2011	8,878	24,313	12,157	10,750	56,099
2010	7,220	19,091	10,841	8,047	45,198
2009	4,621	12,863	8,123	6,152	31,759
2008	3,636	11,060	7,631	4,549	26,876
2007	2,931	6,543	6,579	3,517	19,570
2006	-	-	289	3,335	3,624

Xolair	Q1	Q2	Q3	Q4	Total
2012	5,447	8,609	6,504	-	20,560
2011	4,590	7,621	5,916	5,823	23,949
2010	3,723	6,386	4,980	4,652	19,741
2009	2,665	5,082	4,085	3,722	15,553
2008	1,488	4,866	3,569	2,927	12,850
2007	1,684	3,942	3,332	2,184	11,142
2006	2,263	2,969	3,041	2,495	10,768

Perjeta	Q1	Q2	Q3	Q4	Total
2012	-	-	58	-	58

Tysabri	Q1	Q2	Q3	Q4	Total
2012	11,233	12,202	11,749	-	35,184
2011	9,891	10,796	11,588	11,450	43,725
2010	8,791	8,788	8,735	9,440	35,754
2009	6,656	7,050	7,642	8,564	29,912
2008	3,883	5,042	5,949	6,992	21,866
2007	839	1,611	2,084	2,836	7,370
2006	-	-	-	237	237

Actemra	Q1	Q2	Q3	Q4	Total
2012	1,705	2,074	2,145	-	5,923
2011	913	1,136	1,401	1,460	4,910
2010	1,587	237	315	688	2,827
2009	585	537	909	1,197	3,228
2008	44	-	146	369	559
2007	32	-	-	17	49
2006	-	-	-	-	-

* As reported to PDL by its licensees
Totals may not sum due to rounding

PDL BioPharma, Inc.
Q3-2012
November 5, 2012

Reported Net Sales Revenue by Product ($ in 000's) *

Avastin	Q1	Q2	Q3	Q4	Total
2012	1,502,757	1,573,727	1,551,327	-	4,627,810
2011	1,597,461	1,582,705	1,581,095	1,469,994	6,231,255
2010	1,506,788	1,596,892	1,594,707	1,646,218	6,344,605
2009	1,345,487	1,295,536	1,439,730	1,514,053	5,594,806
2008	980,715	1,084,930	1,180,427	1,239,382	4,485,454
2007	678,068	746,587	797,013	875,084	3,096,752
2006	439,318	516,052	570,551	592,897	2,118,817

Herceptin	Q1	Q2	Q3	Q4	Total
2012	1,515,255	1,625,313	1,663,695	-	4,804,264
2011	1,391,568	1,559,975	1,642,898	1,432,771	6,027,211
2010	1,270,846	1,349,512	1,300,934	1,409,310	5,330,602
2009	1,210,268	1,133,993	1,226,435	1,278,626	4,849,323
2008	1,105,426	1,195,215	1,211,982	1,186,806	4,699,428
2007	891,761	949,556	979,602	1,015,033	3,835,952
2006	529,585	659,719	761,099	803,576	2,753,979

Lucentis	Q1	Q2	Q3	Q4	Total
2012	1,079,092	1,086,543	1,097,541	-	3,263,176
2011	887,757	943,418	1,052,809	1,075,015	3,958,999
2010	721,967	698,890	745,376	804,684	2,970,917
2009	462,103	469,736	555,296	615,212	2,102,347
2008	363,615	393,682	460,167	454,922	1,672,386
2007	224,820	219,579	299,995	322,300	1,066,695
2006	-	-	10,689	157,742	168,431

Xolair	Q1	Q2	Q3	Q4	Total
2012	310,234	314,638	347,796	-	972,669
2011	267,754	277,642	310,874	314,911	1,171,182
2010	228,859	225,878	251,055	263,389	969,179
2009	184,669	181,086	211,006	219,693	796,454
2008	137,875	169,521	177,179	183,753	668,329
2007	129,172	130,700	144,250	147,754	551,876
2006	95,241	99,354	112,608	118,002	425,204

Perjeta	Q1	Q2	Q3	Q4	Total
2012	-	-	5,080	-	5,080

Tysabri	Q1	Q2	Q3	Q4	Total
2012	374,430	401,743	391,623	-	1,167,796
2011	329,696	356,876	388,758	381,618	1,456,948
2010	293,047	287,925	293,664	316,657	1,191,292
2009	221,854	229,993	257,240	285,481	994,569
2008	129,430	163,076	200,783	233,070	726,359
2007	30,468	48,715	71,972	94,521	245,675
2006	-	-	-	7,890	7,890

Actemra	Q1	Q2	Q3	Q4	Total
2012	56,662	66,624	71,505	-	194,791
2011	30,433	35,370	46,709	48,671	161,183
2010	52,908	5,405	10,493	22,919	91,725
2009	19,504	17,920	30,313	39,888	107,625
2008	1,452	1,377	5,981	12,305	21,115
2007	-	-	-	1,137	1,137
2006	-	-	-	-	-

* As reported to PDL by its licensees
Totals may not sum due to rounding

PDL BioPharma, Inc.
Q3-2012
November 5, 2012

Manufacturing Location & Sales - Genentech / Roche & Novartis ($ in 000's) *

Avastin Sales	2011 - Q2	2011 - Q3	2011 - Q4	2012 - Q1	2012 - Q2	2012 - Q3
US Made & Sold	719,967	688,966	684,878	652,824	724,483	679,914
US Made & ex-US Sold	548,710	587,975	375,830	448,037	532,979	428,976
ex-US Made & Sold	314,028	304,155	409,286	401,896	316,265	442,437
Total	1,582,705	1,581,095	1,469,994	1,502,757	1,573,727	1,551,327
US Made & Sold	45%	44%	47%	43%	46%	44%
US Made & ex-US Sold	35%	37%	26%	30%	34%	28%
ex-US Made & Sold	20%	19%	28%	27%	20%	29%

Herceptin Sales	2011 - Q2	2011 - Q3	2011 - Q4	2012 - Q1	2012 - Q2	2012 - Q3
US Made & Sold	442,903	445,395	453,168	456,920	497,109	503,612
US Made & ex-US Sold	642,670	495,086	612,908	523,353	466,477	545,625
ex-US Made & Sold	474,402	702,416	366,695	534,982	661,727	614,459
Total	1,559,975	1,642,898	1,432,771	1,515,255	1,625,313	1,663,695
US Made & Sold	28%	27%	32%	30%	31%	30%
US Made & ex-US Sold	41%	30%	43%	35%	29%	33%
ex-US Made & Sold	30%	43%	26%	35%	41%	37%

Lucentis Sales	2011 - Q2	2011 - Q3	2011 - Q4	2012 - Q1	2012 - Q2	2012 - Q3
US Made & Sold	409,674	422,335	428,884	433,428	412,131	385,746
US Made & ex-US Sold	533,745	630,474	646,131	645,665	674,411	711,795
ex-US Made & Sold	-	-	-	-	-	-
Total	943,418	1,052,809	1,075,015	1,079,092	1,086,543	1,097,541
US Made & Sold	43%	40%	40%	40%	38%	35%
US Made & ex-US Sold	57%	60%	60%	60%	62%	65%
ex-US Made & Sold	0%	0%	0%	0%	0%	0%

Xolair Sales	2011 - Q2	2011 - Q3	2011 - Q4	2012 - Q1	2012 - Q2	2012 - Q3
US Made & Sold	167,608	184,837	188,728	185,505	193,600	211,702
US Made & ex-US Sold	-	-	-	-	-	-
ex-US Made & Sold	110,034	126,037	126,184	124,729	121,039	136,094
Total	277,642	310,874	314,911	310,234	314,638	347,796
US Made & Sold	60%	59%	60%	60%	62%	61%
US Made & ex-US Sold	0%	0%	0%	0%	0%	0%
ex-US Made & Sold	40%	41%	40%	40%	38%	39%

Perjeta Sales	2011 - Q2	2011 - Q3	2011 - Q4	2012 - Q1	2012 - Q2	2012 - Q3
US Made & Sold	-	-	-	-	-	5,080
US Made & ex-US Sold	-	-	-	-	-	-
ex-US Made & Sold	-	-	-	-	-	-
Total	-	-	-	-	-	5,080

Total Sales	2011 - Q2	2011 - Q3	2011 - Q4	2012 - Q1	2012 - Q2	2012 - Q3
US Made & Sold	1,740,152	1,741,534	1,755,657	1,728,678	1,827,323	1,786,053
US Made & ex-US Sold	1,725,125	1,713,535	1,634,869	1,617,054	1,673,867	1,686,395
ex-US Made & Sold	898,464	1,132,608	902,165	1,061,607	1,099,031	1,192,990
Total	4,363,741	4,587,677	4,292,691	4,407,339	4,600,221	4,665,438
US Made & Sold	40%	38%	41%	39%	40%	38%
US Made & ex-US Sold	40%	37%	38%	37%	36%	36%
ex-US Made & Sold	21%	25%	21%	24%	24%	26%

* As reported to PDL by its licensees
Totals may not sum due to rounding